UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 5, 2004

DPL Inc.
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On November 5, 2004, DPL Inc. (the “Company”) issued a press release announcing its earnings for the first six months of 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 8.01.               Other Events

On November 5, 2004, the Company filed with the Securities and Exchange Commission (the SEC) its Annual Report on Form 10-K for the period ended December 31, 2003 and its Form 10-Q for the periods ended March 31, 2004 and June 30, 2004.  The Company plans to file its Form 10-Q for the third quarter of 2004 within the one-time five-day extension period pursuant to Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company also stated that it will resume dividend payments.  Common shareholders of record on November 16, 2004 will receive a $0.72 per share dividend payment.  This payment, which continues the annualized rate of $0.96 per share, includes the quarterly dividends normally paid on June 1 and September 1 that were suspended due to the Form 10-K filing delay and the quarterly dividend payable December 1, 2004.

The Company also announced that it will hold its 2004 Annual Meeting on December 22, 2004 in Dayton, Ohio, which is a change of more than 30 days from the anniversary of the Company’s 2003 Annual Meeting.  Consequently, any shareholder proposal sought to be included in the Company’s proxy materials for the 2004 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must be received by the Company a reasonable time before it begins to print its proxy materials.  The Company considers proposals received by November 15, 2004 to be a reasonable time before it begins to print its proxy materials.  In addition, any shareholder interested in nominating a director for election at the 2004 Annual Meeting must deliver a written nomination pursuant to the requirements in the Company’s Code of Regulations to the Company by November 15, 2004.  Both shareholder proposals and written nominations should be sent to DPL Inc., c/o Corporate Secretary, 1065 Woodman Drive, Dayton, Ohio 45432.

Holders of common shares of record at the close of business on November 16, 2004 will be entitled to vote at the meeting.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01 (c).          Exhibits.

99.1	Press Release of DPL Inc., dated November 5, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: November 12, 2004

/s/ JAMES V. MAHONEY
Name: James V. Mahoney
Title:President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of DPL Inc., dated November 5, 2004.	E